PEOPLES SAVINGS FINANCIAL CORPORATION

                                 173 Main Street
                           Ridgway, Pennsylvania 15853
                                 (814) 773-3195







                               September 25, 1997



To Our Stockholders:

         On behalf of the Board of Directors and management of Peoples Savings Financial Corporation (the "Company"), I cordially invite you to attend the 1997 Annual Meeting of Stockholders to be held at the Company's main office, 173 Main Street, Ridgway, Pennsylvania, on October 23, 1997, at 9:30 a.m. The Company is the parent holding company of Peoples Savings Bank. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of S.R. Snodgrass, A.C., the Company's independent auditors, will be present to respond to any questions stockholders may have.

         Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed Proxy Card and return it in the accompanying postage-paid return envelope as promptly as possible. YOUR VOTE IS VERY IMPORTANT.


                                          Sincerely,


                                          /s/Norbert Pontzer
                                          Norbert Pontzer
                                          President, Chief Executive Officer and
                                             Chairman of the Board

                      PEOPLES SAVINGS FINANCIAL CORPORATION
                                 173 MAIN STREET
                           RIDGWAY, PENNSYLVANIA 15853
                                 (814) 773-3195

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 23, 1997
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Peoples Savings Financial Corporation ("Company"), will be held at the Company's main office, 173 Main Street, Ridgway, Pennsylvania on October 23, 1997, at 9:30 a.m. The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of S.R. Snodgrass, A.C. as independent auditors for the Company for the 1997 fiscal year; and

         3. Such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 10, 1997, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/Glenn R. Pentz, Jr.
                                           GLENN R. PENTZ, JR.
                                           CHIEF FINANCIAL OFFICER,
                                           TREASURER AND SECRETARY
Ridgway, Pennsylvania
September 25, 1997


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                      PEOPLES SAVINGS FINANCIAL CORPORATION
                                 173 MAIN STREET
                           RIDGWAY, PENNSYLVANIA 15853
                                 (814) 773-3195

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 23, 1997


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------


         This Proxy Statement is furnished to holders of common stock, $.10 par value per share ("Common Stock") of Peoples Savings Financial Corporation (the "Company"), the holding company for Peoples Savings Bank (the "Bank"). Proxies are being solicited by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office located at 173 Main Street, Ridgway, Pennsylvania, on October 23, 1997, at 9:30 a.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about September 25, 1997.

         At the Meeting, stockholders will consider and vote upon the election of two directors and the ratification of the appointment of S.R. Snodgrass, A.C. as independent auditors for the Company for the 1997 fiscal year. Execution of a proxy, however, confers on the designated proxyholder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                             REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons names therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on September 10, 1997 ("Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 442,516 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated pursuant to the Securities Exchange Act of 1934 ("1934 Act"), and includes shares beneficially owned by such person or any of his or her affiliates (as defined in the Articles of Incorporation) and shares which such person or his or her affiliates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates have or share investment or voting power, but shall not include shares beneficially owned by the Bank's Employee Stock Ownership Plan ("ESOP") or directors, officers and employees of the Company or its subsidiaries, or shares that are subject to a revocable proxy and that are not otherwise beneficially owned, or deemed by the Company to be beneficially owned, by such person or his or her affiliates.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

         As to the election of directors (Proposal I), the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of auditors (Proposal II), by checking the appropriate box, stockholders may (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, the ratification of independent auditors shall be determined by a majority of the votes cast affirmatively or negatively, without regard to either (a) broker non-votes or (b) proxies marked "ABSTAIN" as to that matter.

         As to other matters that may properly come before the Meeting, unless otherwise provided in the Articles of Incorporation or Bylaws of the Company or by statute, a majority of those votes cast by shareholders shall be sufficient to pass on a matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("Commission") regarding such ownership pursuant to the 1934 Act. The Company knows of no person or entity, including any "group" as that term is used in
Section 13(d)(3) of the 1934 Act, other than those set forth below, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date.

         Information concerning the security ownership of management is included under "Proposal I -- Election of Directors."

                                                                                         Percent of Shares of
                                                            Amount and Nature of            Common Stock
Name and Address of Beneficial Owner                     Beneficial Ownership(1)             Outstanding
------------------------------------                     -----------------------             -----------

Peoples Savings Bank Employee                                     33,972(2)                      7.67%
  Stock Ownership Plan
173 Main Street
Ridgway, Pennsylvania  15853

Norbert J. Pontzer                                               26,930(3)(4)(5)                 6.03%
526 Hyde Avenue
Ridgway, Pennsylvania  15853

Roger M. Hasselman                                               29,578(3)(4)(5)                 6.63%
Forest View Heights
Ridgway, Pennsylvania 15853

Paul A. Brazinski                                                29,578(3)(4)(5)                 6.63%
522 Hyde Avenue
Ridgway, Pennsylvania  15853

All directors and officers as a group                           131,716(5)(6)                   28.10%
(seven persons)

--------------------
(1) Based on filings made pursuant to the 1934 Act and information provided by the Company.
(2) The ESOP purchased such shares for the exclusive benefit of Bank employees with borrowed funds. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed the Bank's Board of Trustees to serve as the ESOP administrative committee ("ESOP Committee") and the same body to serve as the initial ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, 10,849 shares have been allocated under the ESOP to participant accounts.
(3) Excludes shares for which individual disclaims beneficial ownership as an ESOP Trustee.
(4) Includes stock options to purchase 3,873 shares of Common Stock which are exercisable within 60 days of the Voting Record Date (thereby increasing the number of shares outstanding by an equal amount).
(5) For more information regarding stock ownership, see "Information with Respect to Nominees for Director; Directors Whose Terms Continue and Executive Officers."
(6) Includes stock options to purchase 26,179 shares of Common Stock which are exercisable within 60 days of the Voting Record Date (thereby increasing the number of shares outstanding by an equal amount).

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"). The executive officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of Forms 3, 4 and 5 filed by officers, directors and 10% beneficial owners of Common Stock, no executive officer, director or 10% beneficial owners of Common Stock failed to file such ownership reports on a timely basis during the fiscal year ended June 30, 1997.

--------------------------------------------------------------------------------
               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR;
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Company's Board of Directors is presently composed of six members. The Bylaws of the Company require that approximately one-third of the directors stand for election each year. Two directors will be elected at the meeting to serve for a three-year term, as noted below, or until their respective successors have been elected and qualified.

         Norbert J. Pontzer and William L. Murnaghan have each been nominated by the Board of Directors to serve as directors. Each of the nominees is currently a member of the Board. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth the nominees, their name, age, the year he or she first became a director of the Company or of the Bank, the year in which his or her term will expire and the number of shares and percentage of the Company's Common Stock beneficially owned. The following table also sets forth, for all executive officers and directors as a group and for each executive officer listed in the Summary Compensation Table under the caption "Executive Compensation," the number of shares and the percentage of the Company's Common Stock beneficially owned. No nominee for director or director is related to any other nominee for director or director or executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.


                                                            Year First                            Shares of Common           Percent
                                                             Elected           Term to           Stock Beneficially             of
Name                                         Age(1)        Director(2)         Expire              Owned(3)(4)(5)             Class
----                                         ------        -----------         ------              --------------             -----
Board Nominees for Terms to Expire in 2000

Norbert J. Pontzer                             74              1961              1997              26,930(6)(7)               6.03%

William L. Murnaghan                           71              1968              1997              10,180(6)(7)(10)           2.28%



THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS

Directors Whose Term Continues

Carl W. Gamarino                               67              1968              1998              14,430(6)(7)               3.23%

Paul A. Brazinski                              62              1968              1998              29,578(6)(7)(8)            6.63%

Jane P. Weilacher                              60              1983              1999              11,108(6)(7)(9)            2.49%

Roger M. Hasselman                             63              1983              1999                29,578(6)(7)             6.63%

Executive Officers Not Serving as Director

Glenn R. Pentz, Jr.                            37              N/A               N/A                  9,912(11)               2.22%

All executive officers and
directors as a group
(seven persons)                                                                                     131,716(12)              28.10%



---------------
(1)  At June 30, 1997.
(2)  Year first elected or appointed to Board of Company or the Bank.
(3)  Beneficial ownership as of the Voting Record Date.
(4) Pursuant to rules promulgated under the 1934 Act, a person or entity is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, includes all shares held directly by the named individuals as well as by spouses, minor children in trust and other indirect ownership, over which shares the named individual effectively exercises sole voting and investment power.
(5) Excludes 33,972 shares of Common Stock (7.67%) of the issued and outstanding shares held by the ESOP of Peoples Savings Bank for which the entire Board of Directors serve as plan trustee and exercise shared voting and investment power. Shares which are unallocated to participating employees (presently 23,123 shares) and shares for which no voting directions are received are voted by the plan trustee. Once allocated to participant accounts, such Common Stock will be voted by the plan trustee as directed by the plan participant as the beneficial owner of such Common Stock. The plan trustee acts as a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The individuals serving as plan trustee disclaim beneficial ownership of stock held under the ESOP for which they serve as plan trustee.
(6) Includes 1,224 restricted shares granted to such individual pursuant to the Management Stock Bonus Plan (the "MSBP") which remain unvested and will continue to vest at a rate of one-fifth of the total granted each year on the anniversary date of the Conversion. Each individual possesses sole voting power of such shares; however, each recipient does not possess investment power until such shares vest.

(7) Includes 3,873 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date (thereby increasing the number of shares outstanding by an equal amount).
(8) Includes 2,900 shares held by Mr. Brazinski's wife in an IRA, which Mr. Brazinski may be deemed to beneficially own.
(9) Includes 400 shares held by Ms. Weilacher under the Uniform Gifts to Minors Act ("UMGA") in trust for her minor grandchildren, which Ms. Weilacher may be deemed to beneficially own.
(10) Includes  150 shares held in trust by Mr.  Murnaghan  under the UMGA.
(11) Includes 2,941 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date and 1,996 shares held in the ESOP allocated to Mr. Pentz's account.
(12) Includes stock options to purchase 26,179 shares of Common Stock which are exercisable within 60 days of the Voting Record Date (thereby increasing the number of shares outstanding by an equal amount).

         The business experience for at least the past five years of each nominee and each director whose term continues is set forth below.

         Paul A. Brazinski has been with the Bank as Trustee since 1968 and has served as Director of the Company since October 1993. He is the President and Chief Executive Officer of Anderson & Kime, Inc. an insurance company, a position he has held since 1977. Mr. Brazinski is the President of the United Fund and the Paul Harris Fellow Rotary. He is also a Trustee of the YMCA and Elk County General Hospital.

         Carl W. Gamarino has been a Trustee of the Savings Bank since 1968 and has served as Director of the Company since October 1993. Prior to his retirement in 1994, Mr. Gamarino was a self-employed contractor. He was the Charter President of the Horton-Brockway Lions Club and is the current Vice President. Mr. Gamarino is also a twelve year member of the Elk County Planning Board and the Elk County Executive Board of Supervisors.

         Roger M. Hasselman has been a Trustee of the Bank since 1983 and has served as Director of the Company since October 1993. He has served as the President and General Manager of Alpha Sintered Metals, Inc., a powder metals parts fabrication company, since 1970. Mr. Hasselman is also a Trustee of ELCAM Rehabilitation, The Ridgway Industrial Development Corp. and Elk County General Hospital.

         William L. Murnaghan has been serving as Trustee of the Bank since 1969 and has been Director and Executive Vice President of the Company since October 1993. He also has also served as Executive Vice President of the Bank since 1983. Mr. Murnaghan is Treasurer of the Ridgway Fire Department, Secretary-Treasurer of the Ridgway Industrial Development Corporation and Director of the Ridgway Kiwanis Club.

         Norbert J. Pontzer has been with the Bank since 1961 and has been Director and President of the Company since 1993. He first served as Trustee and has been the President of the Savings Bank since 1983. Mr. Pontzer is a senior partner of Pontzer & Foradora, Attorneys at Law, Ridgway, Pennsylvania. Pontzer & Foradora has rendered to the Bank a variety of legal services, primarily in connection with foreclosure actions, loan closings and legal correspondence with auditors and regulators. Mr. Pontzer is also a Trustee of the Elk County General Hospital, a member of the Chamber of Commerce and a member and solicitor for the Ridgway Industrial Development Corporation.

         Jane P. Weilacher has been a Trustee of the Bank since 1985 and has served as Director of the Company since October 1993. Prior to her retirement in January 1997, Ms. Weilacher worked as a caseworker for the Commonwealth of Pennsylvania Department of Welfare since 1978. Ms. Weilacher is a member of the Elk County Heart Association and the Elk County Hospital Fund Drive.

Meetings and Committees of the Board of Directors/Trustees

         The Company's Board of Directors conducts its business through meetings of the Board, through meetings of the Board of Trustees of the Bank and through activities of the committees of the Bank. During the year ended June 30, 1997, the Board of Directors of the Company held four regular meetings and two special meetings and the Board of Trustees of the Bank held 24 regular meetings and no special meetings. No trustee attended fewer than 75% of the total meetings of the Board of Trustees of the Bank and committees on which such trustees served during the year ended June 30, 1997. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served during the year ended June 30, 1997.

         The Compensation Committee of the Company consists of the entire Board of Directors. The committee meets annually to review the performance of the Bank's officers and employees, and to determine compensation programs and salary actions for the Bank and its personnel. Each annual salary increase for individuals with titles of vice president and above must be approved the Board of Directors. The Compensation Committee met one time during fiscal 1997 to consider compensation.

         The Audit Committee consists of Paul A. Brazinski - Chairman, Carl W. Gamarino, Jane P. Weilacher, Roger M. Hasselman and Norbert J. Pontzer. The Audit Committee is responsible for meeting with the Bank's independent auditors with respect to the scope and review of the annual audit, as often as needed. This committee is independent of any operating personnel) who may be responsible for the actions or records audited. The Audit Committee met one time in fiscal 1997.

         The entire Board of Directors serves as the Nominating Committee. This committee shall meet for the purpose of considering individuals who shall be nominated for the Board of Directors. The Board shall consider nominees recommended by shareholders as prescribed in accordance with the Articles of Incorporation of the Company. This committee met one time in fiscal 1997.

Stockholder Nominations

         Pursuant to Article 7 of the Company's Articles of Incorporation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in that Article. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company;
provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting.

         Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the 1934 Act; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

         The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles of Incorporation. If neither the Board of Directors nor a designated committee thereof makes a determination as to the validity of any nominations by a stockholder, the presiding officer at the meeting will make such determination. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Articles of Incorporation, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

Directors' Compensation

         Directors of the Company did not receive compensation for their service as directors of the Company during fiscal 1997. However, during fiscal 1996, each member of the Board of Trustees of the Bank received a fee of $300 per regular board meeting attended and $100 per special meeting attended. No additional fees are paid for Board committee meetings. For the fiscal year ended June 30, 1997, total fees paid to Trustees for meetings was $42,000. The Board of Directors may, in the future, determine to provide director fees for service on the Board of Directors of the Company should the company become more active. In addition, Directors of the Company received awards of restricted stock under the MSBP. Each such Director received 3,057 shares of Common Stock as of January 14, 1994, which are non-forfeitable at the rate of 20% annually beginning January 14, 1995. Further, each Director received stock options to purchase 6,455 shares of Common Stock at $10.00 per share. Such options are exercisable at the rate of 20% annually beginning January 14, 1995.

Executive Officers Who Are Not Directors

         The business experience for the last five years of each executive officer of the Company who is not also a director is set forth below.

         Glenn R. Pentz, Jr. has been with the Bank since 1989 and has been Chief Financial Officer, Treasurer and Secretary of the Company since October 1993. He has been Managing Officer and Secretary of the Bank since January 1991. Prior to becoming Managing Officer, Mr. Pentz was Branch Manager. Prior to joining the Bank in March 1989, Mr. Pentz was a loan officer at Clearfield Bank and Trust Company, Clearfield, Pennsylvania. Mr. Pentz is also a member of the DuBois Lion's Club.

--------------------------------------------------------------------------------
                  MANAGEMENT REMUNERATION AND OTHER INFORMATION
--------------------------------------------------------------------------------

Executive Compensation

         General. The Company has no full-time employees, relying upon employees of the Bank for the limited services required by the Company. All compensation paid to directors, officers and employees is paid by the Savings Bank.

         Summary Compensation Table. The following table sets forth the name of the managing officer during the fiscal years ended June 30, 1997, 1995 and 1994. Mr. Pontzer, the chief executive officer of the Company, receives no compensation except for director fees. No other executive officer received cash compensation in excess of $100,000 during the fiscal years ended June 30, 1997, 1995 or 1994.

                                         Annual Compensation                     Long Term Compensation Awards
                                ----------------------------------------     ------------------------------------
                                                                                                   Securities
Name and                                                                       Restricted          Underlying
Principal Position                                      Other Annual              Stock           Options/SARs          All Other
at the Bank                      Salary      Bonus     Compensation(1)         Award($)(2)           (#)(3)          Compensation(4)
--------------------  ----      --------- ------------ -----------------     ------------------   ----------------   ---------------
Glenn R. Pentz, Jr.                                                                                                      $20,796
Managing Officer      1997      $55,500     $2,208      $       --            $      --                 --
 and Secretary        1996       51,500      2,083              --                   --                 --                18,322


-----------------------
(1) Does not include the value of certain other benefits, such as pension plans, automobile allowances and club membership, which do not exceed 10% of the total salary and bonus of the named executive. Mr. Pentz received no such perquisites or other personal benefits during the periods indicated.
(2) Effective January 14, 1994, 3,057 shares of Common Stock were awarded based upon the market price of $10.00 per share at the time of such award under the MSBP. Awards are earned by participants at a rate of 20% per year for five years (beginning January 14, 1995), as long as the participant remains an employee of the Bank. Dividends received by the MSBP are paid to the participants. At June 30, 1997, 1,223 shares with a market value of $28,129 based on a per share value of $23.00 (the last recorded sales price of fiscal 1997 as reported by the National Daily Quotation Service) remain unvested. Trades in the Common Stock have occurred infrequently and generally involve a relatively small number of shares. Because of the limited market activity in the Common Stock, such transactions may not be representative of the actual fair market value of the Common Stock at the time of such transaction due to the infrequency of trades and the limited market for the Common Stock.
(3) Effective January 14, 1994, options to purchase 6,568 shares of Common Stock were granted under the 1993 Stock Option Plan and 3,941 options are presently exercisable. Such options by their term shall be first exercisable at the rate of one-fifth per year beginning on the anniversary date of the date that the option was granted (January 14, 1994).
(4) Includes employer matching contributions ($1,154 and $1,072 in fiscal 1997 and 1996, respectively) to the Bank's 401(k)/Profit Sharing Plan. Includes allocations under the ESOP of 854 shares for 1997 and 690 shares for 1996, respectively, with a market values of $19,642 and $17,250 at June 30, 1997 and 1996, respectively. See Note (2) above.

         Stock Option Plan. In connection with the Bank's conversion from mutual to stock form in January 1994 (the "Conversion") and acquisition of the outstanding stock of the Bank by the Company, (the "Reorganization"), the Company's Board of Directors adopted the 1993 Stock Option Plan (the "Option Plan"), which was ratified by stockholders of the Company at the March 31, 1994, special meeting of stockholders. Pursuant to the Option Plan, 45,297 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors and key employees of the Company from time to time. The purpose of the Option Plan is to provide additional incentive to certain officers, directors and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon the Reorganization, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. Options become immediately vested in the event of death, disability or a "change-in-control" of the Company or the Bank.

         The following table sets forth additional information concerning options granted under the 1993 Stock Option Plan.

                  OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value

                                                                      Number of Securities
                                                                     Underlying Unexercised        Value of Unexercised
                                                                          Options/SARs           In-The-Money Options/SARs
                                                                          at FY-End(#)               at FY-End ($)(1)
                                                                          ------------               ----------------
                        Shares Acquired
Name                    on Exercise (#)    Value Realized($)(1)     Exercisable/Unexercisable    Exercisable/Unexercisable
----                    ---------------    --------------------     -------------------------    -------------------------
Glenn R. Pentz, Jr.           --                    --                     3,941/2,627                $51,233/$34,151


-----------------
(1) Based upon the last sales price of the stock as reported by the National Daily Quotation Service as of June 30, 1997, of $23.00 per share (the last recorded sale during fiscal 1997) and an exercise price of $10.00 per share. Trades in the Common Stock have occurred infrequently and generally involve a relatively small number of shares. Because of the limited market activity in the Common Stock, such transactions may not be representative of the actual fair market value of the Common Stock at the time of such transaction due to the infrequency of trades and the limited market for the Common Stock.

Other Benefits

         Insurance. Full-time employees of the Bank are provided with group plan insurance that covers hospitalization, dental, major medical, long-term disability, accidental death and life insurance. This insurance is available generally and on the same basis to all full-time employees on the first day of the month following employment.

         401(k) Profit Sharing Plan. The Bank sponsors a tax-qualified defined contribution profit sharing plan, ("401(k) Plan"), for the benefit of its employees. Employees become eligible to participate under the Plan after age 21 and completing one year of service. Under the 401(k) Plan, employees may voluntarily elect to defer up to 15% of compensation, not to exceed applicable limits under the Code (i.e., $9,240 in 1997). The Bank contributes $1.00 for each $1.00 of employees savings to a maximum of 2% of an employee's salary. Additionally, the Bank may contribute an annual discretionary contribution to the 401(k) Plan. Bank contributions shall be 100% vested following completion of five years of service. Employee contributions are always 100% vested. Such Bank discretionary contributions are allocated to participant accounts as a percentage of compensation of such participant to the compensation of all participants. Total contributions to the 401(k) Plan by the Bank for all employees for the fiscal years ended June 30, 1997, 1996 were $5,531 and $5,808, respectively.

         Employee Stock Ownership Plan. The Bank maintains an employee stock ownership plan (the "ESOP"), for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Bank and attained age 21.

         The ESOP is to be funded by contributions made by the Bank in cash or the Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP borrowed funds from the Company to acquire 33,972 shares of the Common Stock issued in the Conversion representing 7.5% of shares issued in the Conversion by the Company. Shares purchased with such loan proceeds will be held in a suspense account for allocation among participants as the loan is repaid. The Bank anticipates contributing approximately $33,972 annually to the ESOP to meet principal obligations under the ESOP loan, plus an amount to make applicable interest payments. This loan is expected to be fully repaid in approximately ten years. The Bank contributed $91,915 and $76,013 to the ESOP for the fiscal years ended June 30, 1997 and 1996, respectively.

         The Board of Trustees acts as the committee (the "ESOP Committee") to administer the ESOP and also serves as the ESOP Trustees (the "ESOP Trustees"). The Board of Trustees or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Trustees or the ESOP Committee, subject to the ESOP Trustees fiduciary duties.

         Management Stock Bonus Plan. The Bank maintains a management stock bonus plan (the "MSBP") as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Bank. The MSBP was ratified by stockholders of the Company at the March 31, 1994 special meeting of stockholders. The Bank contributed sufficient funds to the MSBP Trusts which enabled the MSBP Trusts to purchase Common Stock representing 5% of the aggregate number of shares issued in the Conversion (i.e., 22,648 shares of Common Stock). Awards under the MSBPs were made in recognition of prior and expected future services to the Bank of its trustees and executive officers responsible for implementation of the policies adopted by the Board of Directors, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank. Awards under the MSBP become immediately vested in the event of death, disability or a "change-in-control" of the Company or the Bank.

Long Term Incentive Plans

         The Company does not sponsor any long term incentive plans and made no awards or payments under any such plans during the fiscal year ended June 30, 1997.

Certain Transactions with Management and Others

         The Bank, like many financial institutions, grants loans to its executive officers and directors. All loans by the Bank to its directors and executive officers are subject to regulatory restrictions. Financial institutions are permitted to make loans to executive officers, directors and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the financial institution that is widely available to employees of the financial institution or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. The Bank maintains loan program ("Program") whereby loans are offered to all employees at a 1.0% discount off the current market rate. This rate is only available during the term of the employee's employment. Upon termination, resignation or retirement, the rate reverts to the market rate at the time of origination. The Bank had no loans granted under the program to executive officers or directors with aggregate balances in excess of $60,000 at any time during the year ended June 30, 1997. Loans to executive officers and directors of the Bank, and their affiliates, amounted to $508,000, or 5.5% of the Bank's retained earnings at June 30, 1997.

--------------------------------------------------------------------------------
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         S.R. Snodgrass, A.C. was the Company's independent public accountant for the 1997 fiscal year. The Board of Directors has renewed the Company's arrangement with S.R. Snodgrass, A.C., to be its auditors for the 1998 fiscal year, subject to ratification by the Company's stockholders. A representative of S.R. Snodgrass, A.C. is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         In the event the appointment of S.R. Snodgrass, A.C. is not ratified by stockholders, the Board of Directors will consider the vote obtained and determine what course of action to take.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF S.R. SNODGRASS, A.C. AS THE COMPANY'S AUDITORS FOR THE 1998 FISCAL YEAR.

--------------------------------------------------------------------------------
                     ANNUAL REPORTS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The audited financial statements of the Company for its fiscal year ended June 30, 1997, prepared in conformity with generally accepted accounting principles, are included in the Company's 1997 Annual Report to Stockholders, which accompanies this Proxy Statement. An additional copy of the Company's 1997 Annual Report to Stockholders may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

         Upon written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 for the year ended June 30, 1997. Upon written request and a payment of a copying charge of $.10 per page, the Company also will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-KSB. All written requests should be directed to Glenn R. Pentz, Jr., Corporate Secretary, Peoples Savings Financial Corporation, 173 Main Street, Ridgway, Pennsylvania 15853-1096.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement, however, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the 1997 Annual Meeting of Stockholders for the fiscal year ending June 30, 1997, any stockholder proposal to take action at such meeting must be received at the Company's main office at 173 Main Street, Ridgway, Pennsylvania 15853, no later than May 28, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act. It is urged that any such proposals be sent certified mail, return receipt requested.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              GLENN R. PENTZ, JR.
                                              SECRETARY

Ridgway, Pennsylvania
September 25, 1997

APPENDIX I
--------------------------------------------------------------------------------
                      PEOPLES SAVINGS FINANCIAL CORPORATION
                                 173 MAIN STREET
                           RIDGWAY, PENNSYLVANIA 15853
                                 (814) 773-3195
                         ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------
                                OCTOBER 23, 1997
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Peoples Savings Financial Corporation ("Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the Company's main office, 173 Main Street, Ridgway, Pennsylvania, on Thursday, October 23, 1997, at 9:30 a.m. and at any and all adjournments thereof, as follows:

                                             VOTE FOR           VOTE WITHHELD
                                             --------           -------------

1.       The election as a director of all
         nominees listed below (except as      |_|                   |_|
         marked below to the contrary).

         Norbert J. Pontzer
         William L. Murnaghan

         INSTRUCTIONS: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.



                                                FOR      AGAINST     ABSTAIN

2.       The ratification of the appointment
         of S.R. Snodgrass, A.C. as auditors    |_|        |_|         |_|
         the Company for the 1998 fiscal year.

3. In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting, a Proxy Statement dated September 25, 1997 and an Annual Report to Stockholders.


                                                     Please check here if you
Dated:               , 1997                    |_|   plan to attend the Meeting.
      ---------------



-----------------------------                  ---------------------------------
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER



-----------------------------                  ---------------------------------
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy Card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

APPENDIX II

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.       )


Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement    |_|   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                      PEOPLES SAVINGS FINANCIAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  |X|   No fee required.
  |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

--------------------------------------------------------------------------------
       (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5) Total fee paid:

  |_|   Fee paid previously with preliminary materials.

  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------